united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

EQUINOX EQUITYHEDGE U.S. STRATEGY FUND

CLASS A SHARES: EEHAX

CLASS C SHARES: EEHCX

CLASS I SHARES: EEHIX

ANNUAL REPORT

JUNE 30, 2017

1-888-643-3431

WWW.EQUINOXFUNDS.COM

DISTRIBUTED BY NORTHERN LIGHTS DISTRIBUTORS, LLC

Equinox EquityHedge U.S. Strategy Fund

Letter to Shareholders as of June 30, 2017

For the year ended June 30, the Equinox EquityHedge U.S. Strategy Fund (Class I) achieved a positive return of +7.00%, slightly underperforming the HFRX Equity Hedge Index (up +8.08%) but underperforming more significantly the S&P500 Total Return Index® (“S&P500”) (up +17.90%) for the same period. Since the first full month since inception (10/1/2013), the Fund has earned +8.44% annualized with a volatility of 9.54%, which compares reasonably with (but is lower than) the S&P500’s return of 12.59% annualized and 10.03% volatility, as shown in the table below. Much of the Fund’s underperformance vs. the S&P 500 Total Return Index® since inception can be attributed to its pre-November 2014 performance, before the change in its investment strategy, discussed below. The Fund has, however, handsomely outperformed the HFRX Equity Hedge Index® (HFRX) since inception, albeit with higher volatility. We feel the latter is not unexpected, given that the index contains multiple funds, and hence benefits from cross-sectional diversification when compared to a single fund.

	Cumulative Return I-Yr	Compound Rate of Return (ROR)* Since Inception (A)	Standard Deviation** Since Inception (A)
Equinox EquityHedge U.S. Strategy Fund - I	7.00%	8.44%	9.54%
HFRX Equity Hedge Index	8.08%	2.20%	5.11%
S&P500	17.90%	12.59%	10.03%

*	Compound ROR represents the cumulative effect that a series of gains or losses have on an original amount of capital over a period of time.

**	Standard Deviation is a quantity calculated to indicate the extent of deviation for a group as a whole.

The inception date of EEHIX is 9/9/2013. Performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment advisor, Equinox Institutional Asset Management, LP, has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least until 10/31/2017 to ensure that the net annual fund operating expenses will not exceed 1.20% of the Fund’s average daily net assets, subject to possible recoupment from the Fund in future years subject to approval of the Fund’s Board of Trustees. For performance current to the most recent month end, please visit equinoxfunds.com.

Please review the Fund’s prospectus for more information regarding fees and expenses.

This is the second full fiscal year for the Fund’s modified investment strategy. On November 1, 2014, the Fund’s investment strategy underwent a major change. The Fund now has “passive” exposure to the broad U.S. equity markets, currently via S&P500 futures, rather than

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com active exposure via stock-picking equity managers. The investment advisory fee payable by the Fund to the Adviser was reduced from 1.95% to 0.95% of the Fund’s average daily net assets.

The “Hedge” Strategy employed by the Fund portfolio remains unchanged. The hedge uses trending markets that are negatively correlated to equities, and is dynamic in nature, seeking to be “lighter” when equities are trending up and “heavier” during an extended correction. The current hedging program, managed by Quest Partners, LLP, is accessed via the dbSelect platform, a customized referenced index that is proprietary to Deutsche Bank; it has been performing broadly in line with our expectations, although, during the last fiscal year, its performance was a little below expectations. It is possible that the current hedging strategy may be augmented by adding another one at some future date.

Overall, we believe the Fund offers investors dynamically hedged exposure to the broad U.S. equity market. However, it does not seek to capture “stock-picking” alpha, but seeks to add alpha by virtue of the dynamic nature of the hedging strategy.

S&P 500 Total Return Index® & VIX Index®, June 30 2016 to June 30, 2017
S&P500
VIX
S&P 500® Total Return Index Value
VIX
2500
2450
2400
2350
2300
2250
2200
2150
2100
2050
23
21
19
17
15
13
11
9
6/30/2016
7/31/2016
8/31/2016
9/30/2016
10/31/2016
11/30/2016
12/31/2016
1/31/2017
2/28/2017
3/31/2017
4/30/2017
5/31/2017
6/30/2017

As shown in the chart above, the last twelve months were unusual for U.S. equity markets. After a four-month period of whipsawing performance amid high volatility, seven of the next eight months were positive for the stock market. Over this latter period, the VIX Index® (“VIX”)

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com traded in a very tight range, dipping below 10 on several occasions and flirting with all-time lows. This type of low volatility environment can be unfavorable for trend-following managed futures strategies; thus, the under-performance of the hedge can at least partly be explained.

Q3 2016

July, after the Brexit vote of June, was not quite a typical “quiet summer month.” In the U.K., markets responded positively to Theresa May’s appointment as Prime Minister and the unveiling of her new cabinet. During the early part of the month, this helped mitigate the aftershocks of the Brexit vote. In the US, the Federal Reserve left interest rates unchanged while hinting at a more gradual pace toward tighter monetary policy. This, coupled with disappointing gross domestic product (GDP) figures, led markets to believe that no rate increase was likely until after the elections. In Turkey, the attempted military coup raised concerns about the country’s and the region’s stability and weighed on European stocks, already in the doldrums following the terrorist attacks in France.

August saw a reversal in many of these market dynamics. In the US, the focus once again turned to the Fed as an uptick in inflation and robust US employment data pushed Federal Reserve Chair Janet Yellen and other policy makers to make a stronger case for earlier rate increases. Yields rose and US Treasuries posted their worst month in over a year. In Asia, Japanese government bonds struggled, amid disappointment over the lack of additional stimulus from the Bank of Japan. In the UK, Gilts rallied as the Bank of England approved its first rate cut in seven years, seeking to stimulate the economy post-Brexit.

September rang in a turbulent end to the summer quarter. Bonds were front and center, with the focus once again on central banks. Early in the month, the European Central Bank’s decision not to expand its stimulus became the catalyst for a global sell-off. The subsequent recovery in the latter part of the month was helped by central banks in the US and Asia. The Bank of Japan signaled continuing accommodative policy, while the Fed discussed a more gradual path for interest rate increases. In the UK and Europe, investors continued to fixate on the terms and timetable for the implementation of Brexit. The result was a weakening of the British Pound, and a boost for UK stocks on the back of higher (US dollar-based) earnings.

The VIX remained within a fairly narrow range (between about 11% and 14%) between early July and the first week of September, before jumping to 18%—a one-day 40% spike—on September 9. After a volatile week, it dropped back down to around 12%, before ending the quarter at about 13%, a little below where it had started the quarter.

Q4 2016

Brexit and the US election dominated headlines and markets during October. US election fever caused some major ripples in currency markets, with the Mexican Peso rallying steadily through the month as a string of allegations against Donald Trump surfaced, only to reverse sharply at month-end with the FBI’s announcement of a new probe into Hillary Clinton’s emails, which may eventually have influenced the outcome of the elections. Meanwhile, UK Prime Minister Theresa May declared her intention to trigger Article 50 (“Brexit”) by March 2017, and the British Pound took the spotlight during the clash between UK politics and UK law. The weakening pound and associated inflationary pressure was one factor in a difficult month for Gilts, as the UK market struggled in a difficult month for bonds globally. In the US, the possibility of a rate-hike weighed on investors, whilst concerns in Europe centered on signs of policy disagreement within the European Central Bank about its quantitative easing program.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

November brought with it the shocking result of the US election, which sparked a flight to safety and a significant sector rotation in equities. Global markets were left to puzzle over the President-elect’s, in our opinion, cornucopia of contradictory statements, meandering monologues, and peregrinating policies. Key appointments to the cabinet were scrutinized in the hope that they would provide some clarity, but market participants were left hanging as they waited for specific policies to materialize. Risk appetite returned as the month progressed, however, amid some expectations that tax cuts, a lighter regulatory touch and investment in infrastructure could stimulate growth.

During December, financial markets largely ignored an increasingly unstable geopolitical landscape and instead reacted to the prospects of a stronger US economy. The Fed’s actions and guidance in December, having raised rates and forecast higher borrowing costs for the coming year, were viewed as signals of confidence in the strength of the US economy but also as a material increase in inflation expectations based on the prospect that the Fed may need to raise interest rates at a faster pace than it had envisioned before the elections.

The VIX remained in a range (between about 13% and 17%) during most of October, but began a nervous climb as Election Day approached. It peaked on November 4 at 22.5%, more than 70% above its low, but settled into another trading range thereafter, dropping to a low of 11.3% just before Christmas.

Q1 2017

In January, the Trump administration took office and the effects of its first actions were felt widely across the globe. 2016 had finished on a positive note in the equity and dollar markets, with optimism about US growth. In the new year, markets were initially optimistic that Trump’s promises of fiscal stimulus, infrastructure spending, and lower regulatory and taxation burdens would bolster economic growth and prompt faster US interest rate rises, causing fixed income markets to sell off. However, the optimism seemed to evaporate quickly, as the newly formed administration began to announce increasingly protectionist actions, fueling concerns that Trump’s global stance could counteract his fiscal plans. Adding further to the pressure on the dollar was White House rhetoric about alleged currency manipulation. The US Dollar Index reached a 14-year high at the beginning of the month, but later fell amid concerns that Trump’s protectionist stance could hurt the US economy. Meanwhile, in Europe Britain’s uncoupling from the EU continued to rumble on and to rattle markets. Mario Draghi decided to leave the European Central Bank’s (ECB) quantitative easing (QE) program unchanged.

In February, equity markets once again rallied. Optimism over economic stimulus, through tax relief and huge infrastructure spending, once again pushed equity markets on both sides of the Atlantic to new highs. In addition, US economic data were stronger than expected and helped to boost risk appetite. Hawkish comments from the Fed at month-end increased the perceived possibility of an early rate hike in March, helping to consolidate equity market up-trends and sending the US Dollar higher. In Europe, uncertainty surrounding the upcoming French elections and the possibility of a Le Pen victory continued to weigh on markets, while the increasing probability of a “hard Brexit” caused similar sentiment in the UK.

In the first half of March, strong US employment figures focused market participants’ attention on the US Federal Reserve’s decision on interest rates. The Fed duly delivered the widely expected 25 basis point hike, but maintained its forecasts for a gradual pace of tightening this year and next. During the latter part of the month, however, focus shifted to the prospects for Trump’s economic plans, and doubts arose about the pace of fiscal reform. Most equity indices

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com still ended the month positive but only after suffering substantial pullbacks. In South Africa, President Zuma caused uproar, recalling and sacking his Finance Minister, causing investor confidence in South Africa to sink even further. In the energy complex, while the Organization of Petroleum Exporting Countries (OPEC) seemed to be complying with the production curbs agreed upon in January, US crude inventories rose for the ninth straight week and weighed on prices, causing many markets to touch three-month lows during March.

The VIX remained in a very tight range (between about 11% and 13%) during the quarter, although it dipped below 11% on a few occasions, once coming close to its five-year low of 10.3%.

Q2 2017

A risk-averse mood dominated markets at the beginning of April, largely driven by US air strikes in Syria and the dispatch of a naval fleet to the Korean peninsula. In addition, a disappointing US jobs report and doubts about Donald Trump’s ability to pass healthcare or tax reform added to the market’s concerns. The first hundred days of the new Presidency ended under the threat of a government shutdown, although this was eventually averted in a last-minute deal in Congress. In the UK, Theresa May called a surprise general election, sending the pound to a multi-month high against the dollar, as the market priced in the possibility of a ‘soft’ Brexit. Meanwhile, the first round of French presidential elections was deemed “too close to call,” with European stock indices and the Euro selling off as a result.

Global stock markets continued to rise in May, for the seventh consecutive month, fueled by strong US jobs numbers and amid growing expectations of a Fed hike in June. Tech stocks lifted the the National Association of Securities Dealers Automated Quotations (“NASDAQ”) and the S&P500 to new all-time highs, and investor optimism led to gains for most European and Asian indices. Centrist Emmanuel Macron’s victory over Eurosceptic Marine Le Pen in the second round of the French presidential election boosted global markets, despite a temporary mid-month reversal in stocks, driven by political concerns in Brazil. The British pound came under pressure as polls suggested that the ruling party’s lead had narrowed ahead of June’s general election, while the US dollar lost ground against the Euro and Japanese Yen as a scandal around Trump’s ties to Russia intensified in the middle of the month. These developments were accompanied by a brief selloff in equities and rising gold and bond prices. Expectations of cautious monetary policy in the US and ongoing easing in Europe provided further support for fixed-income markets over the course of the month. Crude oil, meanwhile, erased earlier gains to end the month in negative territory after an OPEC deal to extend production cuts did not placate market participants.

Political events, specifically the UK general election and the testimony of former FBI director James Comey on Russian interference in the US election, dominated headlines during the first half of June. Despite the uncertainty, stock markets continued to rise for the most part. But global markets came unglued in the second half of June, as hawkish comments from the heads of several central banks, including the European Central Bank, the Bank of England and the Bank of Canada, saw investors pull back from equities and bonds. The situation was exacerbated by a “tech tantrum” triggered by Apple. The Fed raised rates and outlined plans to unwind its QE program, while Mario Draghi triggered a rebound in government bond yields late in the month after expressing optimism on eurozone inflation. The US dollar weakened versus most major currencies; the Japanese yen was the exception, depreciating as the Bank of Japan underlined a commitment to accommodative policy at its June meeting. Brent crude temporarily

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dropped below US$45 for the first time this year with concerns around oversupply re-emerging. Gold prices drifted lower as interest rates rose.

Somewhat surprisingly, the VIX, except for the first three weeks of April and a brief three-day spell in May, remained in an extremely tight range (between about 9.75% and 11.50%) during the quarter. The 9.75% reading on June 2 was only the 16th day (out of almost 7000 days!) on which the VIX has closed below 10% since its inception in 1990. Seven of those 15 days have occurred in 2017. Noted academic and industry pundits are beginning to question the value of the VIX as a forecast of market uncertainty; one academic has called the VIX levels “the biggest financial mystery of our time.” Many people are now calling the VIX the “fake fear index,” contending that it is time to switch to other indicators.

The rationale for these types of statements is that there is still rampant uncertainty in the markets; in the US, it centers mainly on Trump’s healthcare, fiscal, and tax policies, the escalating Russia scandal, and the likely course of events. In addition, the missile tests by North Korea have added a new dimension to the existing geopolitical stresses in Europe and the Middle East. Surprisingly, equity markets have continued to rally but have been displaying occasional jitters. The Fed itself has remarked that equity prices are “quite high relative to standard valuation measures.” The widely followed Cyclically Adjusted Price-to-earnings Ratio (CAPE) stands at a historical high of 29, according to creator Nobel laureate Robert Shiller, who has commented that the U.S. stock market “hasn’t been this overvalued except a couple of times around 1929 (the Great Depression) and around 2000.” We are above the 2007 valuation right before the financial crisis; still, Shiller has also said that he believes the market could still have room to run. Meanwhile, other market professionals have expressed concerns about increases in the level and volatility of interest rates.

During the previous fiscal year, the “Hedge” strategy employed by the Fund exhibited stellar performance, up +4.46%. The performance of the “Hedge” strategy during the current fiscal year was less impressive. However, the equity market did perform unbelievably well, going virtually straight up for most of the year and gaining nearly 18%. In fact, there has not really been a sharp and prolonged equity market decline ever since the Fund’s inception. This year’s performance has not shaken our belief in the Hedge strategy’s ability to mitigate drawdowns and potentially add alpha during bear equity markets.

We continue to believe that the Fund’s hedged equity strategy offers investors an alternative to traditional long-short equity types of strategies. Rather than seeking to add alpha and modulate beta by selling short individual stocks, we believe that a dynamic hedging strategy, such as the one employed by the Fund, may be a more viable way to reduce equity market risk during bear markets, while continuing to have adequate equity market exposure during bull markets. Utilizing negatively correlated, trending futures markets (global equities, global fixed-income, and currencies) also provides investors with the potential to earn alpha over full market cycles.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

DEFINITIONS

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market. For example, if a stock’s beta is 1.2, it’s theoretically 20% more volatile than the market.

Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades. Prime Minister David Cameron, who supported the UK remaining in the EU announced he would step down in October.

Gilts are bonds that are issued by the British government, and they are generally considered low-risk investments.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

Long-short equity is an investing strategy of taking long positions in stocks that are expected to appreciate and short positions in stocks that are expected to decline. A long/short equity strategy seeks to minimize market exposure, while profiting from stock gains in the long positions and price declines in the short positions.

The National Association of Securities Dealers Automated Quotations (NASDAQ) is a global electronic marketplace for buying and selling securities, as well as the benchmark index for US technology stocks.

Quantitative Easing (QE) is the introduction of new money into the money supply by a central bank.

The S&P500 Total Return Index® is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy.

The VIX® Index (VIX) is a forward-looking measure of equity market volatility. Since its introduction, the VIX is considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

5562-NLD-08/01/2017

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Equinox EquityHedge U.S. Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, as compared to its benchmark:

		Annualized
			Start of Perfomance **-
	One Year	Three Year	June 30, 2017
Equinox EquityHedge U.S. Strategy Fund
Class A with Load	0.67%	4.92%	6.54%
Class A	6.79%	7.00%	8.21%
Class C	5.89%	6.17%	7.32%
Class I	7.00%	7.23%	8.44%
S&P 500® Total Return Index ***	17.90%	9.61%	12.59%

*	The performance data quoted is historical. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for Class A maximum applicable sales charge of 5.75%. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. Performance figures would have been lower had Equinox Institutional Asset Management, LP (the “Adviser”) not waived fees and reimbursed expenses pursuant to the expense limitation agreement. Under the terms of the expense limitation agreement, the Adviser has contractually agreed to reduce its Advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.45%, 2.20%, and 1.20% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. This expense limitation will remain in effect until October 31, 2017 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement for the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Adviser will occer unless the Fund’s operating expenses are below the expense limitation amount. The Fund’s “total annual fund operating expenses” and “total annual fund operating expenses after fee waiver and/or expense reimbursement”, respectively, are 4.08% and 1.45% for Class A shares, 3.77% and 1.20% for Class C shares, and 4.77% and 2.20% for Class I Shares per the November 1, 2016, prospectus. More recent expense ratio information is available in the Financial Highlights beginning on page 18. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Start of performance is September 9, 2013.

***	The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Equinox EquityHedge U.S. Strategy Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2017

Comparison of the Change in Value of a $1,000,000 Investment

Portfolio Composition	% of Net Assets
U.S. Treasury Notes	58.5%
Other assets and liabilities - net *	41.5%
100.0%

*	Includes net unrealized depreciation on swap contract and long futures contracts.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Equinox EquityHedge U.S. Strategy Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017

Principal		Coupon
Amount		Rate%	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 58.5%
$500,000	United States Treasury Note	0.88	7/15/2017	$500,002
1,000,000	United States Treasury Note	1.00	9/15/2017	999,873
400,000	United States Treasury Note	0.88	1/15/2018	399,396
2,000,000	United States Treasury Note	1.00	5/15/2018	1,995,312
	TOTAL U.S. TREASURY NOTES (Cost - $3,898,785)			3,894,583

	TOTAL INVESTMENTS - 58.5% (Cost - $3,898,785) (a)			$3,894,583
	OTHER ASSETS AND LIABILITIES - NET - 41.5%			2,767,782
	TOTAL NET ASSETS - 100.0%			$6,662,365

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,898,785 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation	(4,202)
Net Unrealized Depreciation	$(4,202)

Unrealized Depreciation
SWAP CONTRACT
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the Quest Dynamic Financial Hedge Program, which is a proprietary systematic futures trading strategy of Quest Partners LLP (“Quest”) calculated on a daily basis with reference to a customized reference index that is proprietary to Deutsche Bank. The reference index is comprised at any given time of trading positions selected by Quest that include exchange traded futures and options in relation to equity, fixed income, interest rates, and currency asset classes traded on certain exchanges. Risk exposures are based on beta adjusted exposures where each position’s beta against the S&P 500® Total Return Index is measured and is aggregated by sector at the portfolio level. Under the terms of the swap, the Adviser has the ability to periodically adjust the notional level of the swap. The swap was effective on July 8, 2015 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides for a fee of 0.35% to Deutsche Bank accrued on the notional level of the swap. At June 30, 2017, the reference index was diversified among the following sectors: equity indices 6.37%, fixed income -7.42%, and currencies -9.79%. Risk exposures are based on beta adjusted exposures where each position’s beta against the S&P 500® Total Return Index is measured and is aggregated by sector at the portfolio level. These sector diversification percentages are unaudited. (Notional Value $3,677,000)
Unrealized Depreciation on Swap Contract	$(277,496)

Contracts		Unrealized Depreciation
	LONG FUTURES CONTRACTS
56	S&P 500® E-Mini September 2017
	(Underlying Face Amount at Fair Value $6,778,520)	$(20,643)

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017

ASSETS
Investment securities:
At cost	$3,898,785
At fair value	$3,894,583
Cash	1,795,552
Swap margin balance *	906,500
Deposits for future contracts **	341,993
Receivable due from Adviser	72,960
Interest receivable	9,122
Due from related parties	4,159
Prepaid expenses	15,025
TOTAL ASSETS	7,039,894

LIABILITIES
Due to Broker - Swap contract	42,798
Unrealized depreciation on futures contracts	20,643
Unrealized depreciation on swap contract	277,496
Distribution (12b-1) fees payable	965
Payable to Related parties	5,533
Accrued audit fee	25,889
Accrued expenses and other liabilities	4,205
TOTAL LIABILITIES	377,529
NET ASSETS	$6,662,365

Net Assets Consist Of:
Paid in capital	$6,236,829
Undistributed net investment gain	35,064
Accumulated net realized gain from investments, futures contracts and swap contract	692,813
Net unrealized depreciation of investments, futures contracts and swap contract	(302,341)
NET ASSETS	$6,662,365

*	Pledged as collateral for swap agreement.

**	Pledged as collateral for futures contracts.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2017

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,098,004
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	395,605
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$10.36
Maximum offering price per share (maximum sales charges of 5.75%)	$10.99

Class C Shares:
Net Assets	$106,079
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,582
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.02

Class I Shares:
Net Assets	$2,458,282
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	235,641
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.43

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1%.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF OPERATIONS
Year Ended June 30, 2017

INVESTMENT INCOME
Interest	$23,525

EXPENSES
Investment advisory fees	60,343
Distribution (12b-1) fees
Class A	10,149
Class C	410
Registration fees	32,000
Accounting services fees	31,594
Audit fees	25,999
Legal fees	76,195
Printing and postage expenses	8,498
Custodian fees	5,840
Administrative services fees	5,592
Transfer agent fees	12,167
Compliance officer fees	3,037
Insurance expense	1,883
Non 12b-1 Shareholder Services Fees	529
Trustees fees and expenses	314
Other expenses	1,799
TOTAL EXPENSES	276,349

Less: Fees waived/reimbursed by the Adviser	(189,512)

NET EXPENSES	86,837
NET INVESTMENT LOSS	(63,312)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	125
Futures contracts	1,002,034
1,002,159
Net change in unrealized depreciation on:
Investments	(4,202)
Futures contracts	(26,493)
Swap contract	(482,526)
(513,221)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	488,938

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$425,626

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2017	2016
FROM OPERATIONS
Net investment loss	$(63,312)	$(68,488)
Net realized gain on investments, futures contracts and swap contract	1,002,159	147,239
Net change in unrealized appreciation/(depreciation) on Investments futures contracts and swap contract	(513,221)	309,529
Net increase in net assets resulting from operations	425,626	388,280

DISTRIBUTIONS TO SHAREHOLDERS
From net Investment Income
Class A	(102,357)	—
Class C	(181)	—
Class I	(65,609)	—
	(168,147)	—
From net realized gains
Class A	(100,673)	(259,434)
Class C	(204)	(400)
Class I	(58,654)	(87,380)
	(159,531)	(347,214)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	236,011	425,963
Class C	100,588	—
Class I	1,250,769	709,268
Net asset value of shares issued in reinvestment of distributions:
Class A	199,594	258,510
Class C	385	405
Class I	124,263	88,298
Redemption fee proceeds:
Class A	1,045	604
Class I	—	227
Payments for shares redeemed:
Class A	(376,208)	(1,372,382)
Class C	—	(3,009)
Class I	(597,214)	(1,172,037)
Net increase/(decrease) in net assets from shares of beneficial interest	939,233	(1,064,153)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	1,037,181	(1,023,087)

NET ASSETS
Beginning of Period	5,625,184	6,648,271
End of Period*	$6,662,365	$5,625,184
* Includes accumulated net investment loss of:	$35,064	$(36,898)

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2017	2016

SHARE ACTIVITY
Class A:
Shares Sold	23,127	44,034
Shares Reinvested	20,161	27,555
Shares Redeemed	(36,651)	(139,585)
Net increase/(decrease) in shares of beneficial interest outstanding	6,637	(67,996)

Class C:
Shares Sold	10,239	—
Shares Reinvested	40	44
Shares Redeemed	—	(343)
Net increase/(decrease) in shares of beneficial interest outstanding	10,279	(299)

Class I:
Shares Sold	120,735	71,144
Shares Reinvested	12,466	9,374
Shares Redeemed	(58,046)	(119,532)
Net increase/(decrease) in shares of beneficial interest outstanding	75,155	(39,014)

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	For the Year Ended	For the Year Ended	For the Year Ended		For the Period Ended
	June 30,	June 30,	June 30,		June 30,
	2017	2016	2015		2014 (1)
Net asset value, beginning of period	$10.21	$10.11	$11.01		$10.00
Activity from investment operations:
Net investment loss (2)	(0.11)	(0.13)	(0.15)		(0.12)
Net realized and unrealized gain on investments, futures contracts and swap contract	0.78	0.89	0.82		1.14
Total from investment operations	0.67	0.76	0.67		1.02
Less distributions from:
Net investment income	(0.26)	—	—		—
Net realized gains	(0.26)	(0.66)	(1.57)		(0.01)
Total distributions	(0.52)	(0.66)	(1.57)		(0.01)
Paid-in-Capital From Redemption Fees	0.00 (3)	0.00 (3)	—		0.00	(3)
Net asset value, end of period	$10.36	$10.21	$10.11		$11.01
Total return (4)	6.79%	8.24%	6.00%		10.23	% (5)
Net assets, at end of period (000’s)	$4,098	$3,972	$4,618		$5,079
Ratio of gross expenses to average net assets (6)	3.37%	4.08%	4.15	% (8)	5.97	% (7)(8)
Ratio of net expenses to average net assets	1.45%	1.45%	1.81	% (8)(10)	2.49	% (7)(8)
Ratio of net investment loss to average net assets	(1.08)%	(1.28)%	(1.44	)% (8)(9)	(1.40	)% (7)(8)(9)
Portfolio Turnover Rate	0%	0%	31%		49	% (5)

(1)	The Equinox EquityHedge U.S. Strategy Fund commenced operations on September 9, 2013

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns are historical and assume changes in share prices and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expense, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests

(10)	Ratio exceeds the expense limit in place as of June 30, 2015 because the Adviser reduced the expense limit during the year, as explained further in the notes to the financial statements

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C
	For the Year Ended	For the Year Ended	For the Year Ended		For the Period Ended
	June 30,	June 30,	June 30,		June 30,
	2017	2016	2015		2014 (1)
Net asset value, beginning of period	$9.94	$9.93	$10.92		$10.00
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.20)	(0.23)		(0.18)
Net realized and unrealized gain on investments, futures contracts and swap contract	0.75	0.87	0.81		1.11
Total from investment operations	0.57	0.67	0.58		0.93
Less distributions from:
Net investment income	(0.23)	—	—		—
Net realized gains	(0.26)	(0.66)	(1.57)		(0.01)
Total distributions	(0.49)	(0.66)	(1.57)		(0.01)
Paid-in-Capital From Redemption Fees	—	0.00 (3)	—		—
Net asset value, end of period	$10.02	$9.94	$9.93		$10.92
Total return (4)	5.89%	7.45%	5.17%		9.33	% (5)
Net assets, at end of period (000’s)	$106	$3	$6		$6
Ratio of gross expenses to average net assets (6)	4.06%	4.77%	4.84	% (8)	6.71	% (7)(8)
Ratio of net expenses to average net assets	2.20%	2.20%	2.55	% (8)(10)	3.24	% (7)(8)
Ratio of net investment loss to average net assets	(1.80)%	(2.05)%	(2.19	)% (8)(9)	(2.20	)% (7)(8)(9)
Portfolio Turnover Rate	0%	0%	31%		49	% (5)

(1)	The Equinox EquityHedge U.S. Strategy Fund commenced operations on September 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charge and, if applicable, wire redemption fees. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(10)	Ratio exceeds the expense limit in place as of June 30, 2015 because the Adviser reduced the expense limit during the year, as explained further in the notes to the financial statements.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I
	For the Year Ended	For the Year Ended	For the Year Ended		For the Period Ended
	June 30,	June 30,	June 30,		June 30,
	2017	2016	2015		2014 (1)
Net asset value, beginning of period	$10.28	$10.15	$11.03		$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.10)	(0.13)		(0.09)
Net realized and unrealized gain on investments, futures contracts and swap contract	0.79	0.89	0.82		1.13
Total from investment operations	0.70	0.79	0.69		1.04
Less distributions from:
Net investment income	(0.29)	—	—		—
Net realized gains	(0.26)	(0.66)	(1.57)		(0.01)
Total distributions	(0.55)	(0.66)	(1.57)		(0.01)
Paid-in-Capital From Redemption Fees	—	0.00 (3)	—		0.00	(3)
Net asset value, end of period	$10.43	$10.28	$10.15		$11.03
Total return (4)	7.00%	8.50%	6.19%		10.43	% (5)
Net assets, at end of period (000’s)	$2,458	$1,650	$2,025		$4,378
Ratio of gross expenses to average net assets (6)	3.11%	3.77%	4.13	% (8)	5.64	% (7)(8)
Ratio of net expenses to average net assets	1.20%	1.20%	1.60	% (8)(10)	2.24	% (7)(8)
Ratio of net investment loss to average net assets	(0.83)%	(1.04)%	(1.19	)% (8)(9)	(1.14	)% (7)(8)(9)
Portfolio Turnover Rate	0%	0%	31%		49	% (5)

(1)	The Equinox EquityHedge U.S. Strategy Fund commenced operations on September 9, 2013

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than on year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charge and, if applicable, wire redemption fees. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests

(10)	Ratio exceeds the expense limit in place as of June 30, 2015 because the Adviser reduced the expense limit during the year, as explained further in the notes to the financial statements

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1.	ORGANIZATION

The Equinox EquityHedge U.S. Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 5, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 9, 2013. The investment objective of the Fund is to achieve capital appreciation with moderate correlation to and with less volatility than the S&P 500® Total Return Index.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more each Fund’s Class A shares will not pay any initial sales charge on the purchase however, may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of Equinox Funds Trust (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$3,894,583	$—	$3,894,583
Total	$—	$3,894,583	$—	$3,894,583
Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract *	$—	$277,496	$—	$277,496
Futures Contracts *	20,643	—	—	20,643
Total	$20,643	$277,496	$—	$298,139

*	Represents net unrealized depreciation on swap contracts and futures contracts.

There were no transfers into or out of any level during the current period presented.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

See Portfolio of Investments for more information related to the Fund’s investments.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax –The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (June 30, 2014-2016) or expected to be taken in the Fund’s June 30, 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Colorado where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular fund in the Trust are borne by that fund. Other expenses are allocated to each fund based on its net assets in relation to the total net assets of all the applicable funds in the Trust or another reasonable basis.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases and sells futures contracts to pursue its investment objective, to hedge against market risk, and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended June 30, 2017, the Fund had a net change in unrealized depreciation of $(26,493) from futures contracts. For the year ended June 30, 2017, the Fund had net realized gains of $1,002,034 from futures contracts subject to equity price risk.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund enters into various swap transactions for investment purposes and to manage interest rate, equity, foreign exchange (currency), or credit risk. These two-party contracts are entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as net change in unrealized appreciation or depreciation in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. Realized gains and losses from a decrease in the notional value swap are recognized on trade date. Swap agreements may also involve fees, commissions and other costs that may reduce the value of the swap agreement. These costs are not reflected in the Statement of Operations, are deducted from the return of any such derivative instrument and, therefore, represent an indirect cost of investment in the Fund.

The Fund maintains cash and/or investments in money market funds, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. The cash maintained as collateral is recorded as swap margin balance on the Statement of Assets and Liabilities. As of June 30, 2017, the notional value of the swap was $3,677,000 Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Adviser will reduce exposure to the counterparty whenever the unrealized appreciation on the swap exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Adviser may determine. If the Adviser determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. As of June 30, 2017, the net change in unrealized depreciation on the swap contract was

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

$(482,526). For the year ended June 30, 2017, there were no realized gains/losses from the swap contract.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2017:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Liability Derivatives
Equity/Currency/ Interest Rate Contracts	Unrealized depreciation on swap contract and futures contract

Fair Values of derivative instruments as of June 30, 2017:

	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value
Mixed; interest rate, equity and foreign exchange contracts:	Net Unrealized depreciation on swap contract	$277,496	*
Equity contracts:	Unrealized depreciation on futures contracts	20,643	*

		$298,139

*	Includes cumulative appreciation/depreciation of futures and swap contracts as reported in the Portfolio of Investments.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2017:

		Change in Unrealized
	Realized Gain	Appreciation/
Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Derivatives	Derivatives	on Derivatives
Net realized gain on futures contracts	$1,002,034
Net change in unrealized appreciation (depreciation) on futures contracts		$(26,493)

Net realized gain on swap contract	—
Net change in unrealized appreciation (depreciation) on swap contract		(482,526)

	$1,002,034	$(509,019)

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

The notional value of the derivative instruments outstanding as of June 30, 2017 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of swap contracts. During the year ended June 30, 2017, the Fund is subject to a master netting arrangement for the swaps and futures. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2017.

					Gross Amounts Not Offset in the
					Consolidated Statement of Assets &
Liabilities:					Liabilities

			Gross Amounts	Net Amounts of
			Offset in the	Liabilities Presented in
	Gross Amounts		Consolidated	the Consolidated
	of Recognized		Statement of Assets	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities		& Liabilities	Liabilities	Instruments	Pledged	Net Amount

Unrealized Depreciation on Swap Contract	$277,496	(1)	$—	$277,496	$—	$277,496	$—

Unrealized Depreciation on Futures Contracts	20,643	(1)	—	20,643	—	20,643	—
Total	$298,139		$—	$298,139	$—	$298,139	$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $0 and $0, respectively.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. Prior to November 1, 2014, the Fund paid the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.95% of the Fund’s average daily net assets. For the year ended June 30, 2017, the Fund incurred Advisory fees of $60,343.

Under the terms of the expense limitation agreement, the Adviser has contractually agreed to reduce its Advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.45%, 2.20%, and 1.20% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. This expense limitation will remain in effect until October 31, 2017 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

For the year ended June 30, 2017, the Adviser waived and reimbursed expenses in the amount of $189,512.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.45%, 2.20%, and 1.20% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Adviser shall be entitled to recoupment by the Fund for such waived fees or reimbursed expenses provided that such recoupment does not cause the Fund’s expenses to exceed 1.45%, 2.20%, and 1.20% of average daily net assets for each share class. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.45%, 2.20%, and 1.20% respectively per annum of the average daily net assets, the recoupment by the Adviser shall be suspended. Prior to November 1, 2014, the agreed upon waivers were 2.49%, 3.24%, and 2.24% attributable to Class A, Class C and Class I shares respectively, per annum of the average daily net assets.

The following is subject to recapture by the Adviser:

$175,340	June 30, 2018
$146,756	June 30, 2019
$189,512	June 30, 2020

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

On June 30, 2017, $246,171 of previously waived/reimbursed fees expired without recoupment by the Adviser.

The Trust, with respect to the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan for Class A and Class C shares (“Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser. For the year ended June 30, 2017, Class A shares and Class C shares were charged as follows:

Class A:	$10,149
Class C:	$ 410

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. For the year ended June 30, 2017, the Distributor received $6,438 in underwriting commissions for sales of Class A shares, of which $884 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2017, the Fund received $1,045, $0 and $0 for Class A and Class C and Class I respectively.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2017 and June 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2017	June 30, 2016
Ordinary Income	$253,123	$146,651
Long-Term Capital Gain	74,555	200,563
	$327,678	$347,214

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$86,772	$585,398	$(242,432)	$—	$—	$(4,202)	$425,536

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income (loss) and accumulated net realized gains from investments is primarily attributable to, the mark-to-market on open futures and swaps contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $242,432.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, and reclassification of Fund distributions resulted in reclassification for the year ended June 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$303,421	$(303,421)

7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there were no subsequent events requiring adjustment and/or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees of Equinox Funds Trust

And the Shareholders of Equinox EquityHedge U.S. Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Equinox EquityHedge U.S. Strategy Fund (the Fund), a series of the Equinox Funds Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 9, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox EquityHedge U.S. Strategy Fund as of June 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 9, 2013 (commencement of operations) through June 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

August 29, 2017

Equinox EquityHedge U.S. Strategy Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2017

As a shareholder of the Equinox EquityHedge U.S. Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Fund’s	Beginning	Account	Paid	Account	Paid
Equinox EquityHedge U.S.	Annualized	Account Value	Value	During	Value	During
Strategy Fund	Expense Ratio	1-1-17	6-30-17	Period*	6-30-17	Period
Class A	1.45%	$1,000.00	$1,060.40	$7.41	$1,017.60	$7.25

Class C	2.20%	$1,000.00	$,1054.70	$11.21	$1,013.88	$10.99

Class I	1.20%	$1,000.00	$1,060.00	$6.13	$1,018.84	$6.01

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Equinox EquityHedge U.S. Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Approval of Investment Advisory Agreement

Approval of Continuation of Investment Advisory Agreement between Equinox Institutional Asset Management and Equinox Funds Trust on behalf of EquityHedge U.S. Strategy Fund.

At a meeting held on November 17, 2016 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Equinox Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Advisory agreement between Equinox Institutional Asset Management (“EIAM” or the “Adviser”) and the Trust (the “Agreement”) on behalf of EquityHedge U.S. Strategy Fund (the “Fund”). At the Meeting, the Board considered the continuation of the Agreement with respect to the Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed for the Fund, (ii) the size and qualifications of the portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of EIAM, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Funds, (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with representatives of the Adviser as provided at the Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

Performance. The Trustees considered the investment performance for the Fund and EIAM. The Trustees reviewed the historical performance of the Fund as compared to the Fund’s benchmark index, the HFRX Equity Hedge Index (the “Index”), and as compared to five other investment companies managed by other investment advisers that employ a managed futures strategy (the “Peer Funds”). The Trustees considered the performance of the Fund against the Index and Peer Funds for the one year and three year period ended September 30, 2016. The Trustees noted that they also considered performance reports provided at Board meetings throughout the year. The Board noted that the Fund outperformed the HFRX Index and all of its Peer Funds for the year ended September 30, 2016. The Board further noted that the Fund outperformed the HFRX Index and three of its Peer Funds for the three year period ended September 30, 2016, and underperformed one of the Peer Funds for the same period.

Equinox EquityHedge U.S. Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

The Trustees considered explanations provided by EIAM regarding the various factors contributing to the Fund’s relative performance, including, among other things, differences in the Fund’s investment strategy, volatility targets and portfolio construction in comparison to the Peer Funds. The Board discussed with EIAM the reasons behind such results for the Fund. In the instance where the Fund lagged one or more Peer Funds or the Index for certain periods, the Trustees considered other factors that supported the continuation of the Advisory Agreement, including EIAM’s investment decisions, such as security selection and sector allocation, attributing to such underperformance were reasonable and consistent with the Fund’s investment objective and policies. Taking note of EIAM’s discussion of the various factors contributing to the Fund’s performance and its continuing commitment to the Fund’s current investment strategy, the Independent Trustees concluded that the recent investment performance of the Fund was satisfactory.

Fees. The Trustees noted that the representatives of EIAM had provided information regarding its Advisory fees and an analysis of these fees in relation to the services provided to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also reviewed information regarding the fees the Adviser charges to other clients and evaluated explanations provided by Adviser as to differences in fees charged to the Fund and other similarly managed accounts, including other investment companies. The Trustees reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees concluded that the Advisory fees and services provided by the Adviser are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Fund as measured by the information provided by Adviser.

Knowledge, experience, and qualifications. The Trustees then considered the level and depth of knowledge of EIAM, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by EIAM, the Board took into account its familiarity with EIAM’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account EIAM’s compliance policies and procedures and reports regarding the Adviser’s compliance operations. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. Based on the information provided by EIAM, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by EIAM are appropriate and consistent with the terms of the Advisory Agreement including the proposed Advisory fee, (ii) the Fund is likely to benefit from the continued receipt of EIAM’s services under the Advisory Agreement, and (iii) EIAM has sufficient personnel, with the appropriate education and experience, to serve each Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel.

Costs. Trustees also considered (i) the costs of the services provided by EIAM, (ii) the compensation and benefits received by EIAM in providing services to the Fund, and (iii) its profitability. The Trustees noted that the level of profitability of EIAM is an appropriate factor to consider in providing service to the Fund, and the Trustees should be satisfied that EIAM’s profits are sufficient to continue as healthy, ongoing concerns generally, and as investment

Equinox EquityHedge U.S. Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

adviser of the Fund. Based on the information provided, the Trustees concluded that EIAM’s estimated fees and profits (if any) expected to be derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the Advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale may be achieved at higher asset levels for the Fund for the benefit of Fund shareholders.

The Trustees determined to approve the continuation of the Advisory Agreement for an additional one year period. In approving the continuation of the Advisory Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by EIAM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Equinox EquityHedge U.S. Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, or Distributor, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	8	None
Kevin R. Green 7/1954	Trustee Since December 2010	CEO of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	8	None

Interested Trustee

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Last Five Years
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox EquityHedge U.S. Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Laura Latella 4/1958	Treasurer, Principal Financial Officer and Secretary Since November 2016	Chief Administrative Officer, Equinox Institutional Asset Management, LP (since May 2016); Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016).	N/A	N/A
Laura Szalyga 3/1978	Assistant Treasurer since August 2014	Vice President (since 2015) and Assistant Vice President (2011 to 2015) of Fund Administration, Gemini Fund Services, LLC	N/A	N/A
Emile R. Molineaux 9/1962	Chief Compliance Officer and Anti- Money Laundering Officer Since December 2010	CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISER
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item	2. Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $ 16,750

2016 - $ 16,000

2015 - $ 20,000

2014 - $ 20,000

(b)	Audit-Related Fees

2014 - None

2014 - None

2014 - None

2014 - None

(c)	Tax Fees

2017 - $ 6,250

2016 - $ 6,000

2015 - $ 6,000

2014 - $ 6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2017     2016    2015    2014

Audit-Related Fees:      0.00%   0.00% 0.00% 0.00%

Tax Fees:      0.00%   0.00% 0.00%  0.00%

All Other Fees:      0.00%   0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - None

2016 - None

2015 - None

2014 - None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 09/07/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 09/07/2017

By (Signature and Title)

/s/ Laura Latella

Laura Latella, Principal Financial Officer

Date 09/07/2017